Exhibit 99.2

American Realty Capital Properties, Inc.

Quarterly Supplemental Information
First Quarter 2015

CVS/pharmacy
TSC
TRACTOR SUPPLY Co
PETSMART

American Realty
Capital Properties

Delivering Net Results®

www.arcpreit.com :: NASDAQ: ARCP

2325 East Camelback Road, Suite 1100 :: Phoenix, Arizona 85016
©2015 American Realty Capital Properties, Inc.

Q1 2015 SUPPLEMENTAL INFORMATION

Table of Contents

ARCP Supplemental Information
March 31, 2015

Q1 2015 SUPPLEMENTAL INFORMATION

Table of Contents

This data and other information described herein are as of and for the three-month period ended March 31, 2015 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the management's discussion and analysis of financial condition and results of operations section contained in ARCP's Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Reports on Form 10-Q for the three months ended March 31, 2015 and September 30, 2014 and Form 10-Q/A for the three months ended June 30, 2014 and March 31, 2014.

Forward-Looking Statements
Certain statements contained herein may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). ARCP intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about ARCP's plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of ARCP's performance in future periods. Such forward-looking statements can generally be identified by ARCP's use of forward-looking terminology such as "may," "will," "would," "could," "should," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. ARCP makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained herein, and does not intend, and undertakes no obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in ARCP's filings with the U.S. Securities and Exchange Commission including, but not limited to, ARCP's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and 10-Q/A, as well as its press releases.

Q1 2015 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

American Realty Capital Properties, Inc. (the "Company," "us," "our" and "we") is a self-managed and self-administered real estate company, incorporated in Maryland on December 2, 2010 which has elected to be taxed, and currently qualifies as a real estate investment trust ("REIT") for U.S. federal income tax purposes. On September 6, 2011, the Company completed its initial public offering.

Our business operates in two business segments, Real Estate Investment ("REI") and Cole Capital®, the Company's private capital management segment ("Cole Capital"). Through our REI segment, we acquire, own and operate single-tenant, freestanding, commercial real estate properties, primarily subject to long-term net leases with high credit quality tenants. We seek to acquire net lease assets by self-originating individual or small portfolio acquisitions, by executing sale-leaseback transactions, and in connection with build-to-suit or forward take-out opportunities, to the extent they are appropriate in terms of capitalization rate and scale. Our high-quality property portfolio is generally net leased to corporate tenants. At March 31, 2015, approximately 47% of our rental revenues were delivered from investment grade tenants, occupying properties located at the corner of "Main & Main" and in other strategic locations. Cole Capital is contractually responsible for raising capital for, managing the affairs of and identifying and making acquisitions and investments on behalf of non-traded REITs and other real estate programs sponsored by Cole Capital (the "Managed Programs") on a day-to-day basis. We receive compensation and reimbursement for services relating to the Managed Programs' offerings and the investment, management, financing and disposition of their respective assets, as applicable. Cole Capital allows us to generate earnings without the corresponding need to invest capital in that business or incur balance sheet debt in order to fund or expand operations. Cole Capital also develops new REIT offerings and coordinates receipt of regulatory approvals from the SEC, the Financial Industry Regulatory Authority, Inc. and various jurisdictions for such offerings. At the appropriate time, Cole Capital recommends to each of the Managed Program's respective board of directors an approach for providing investors with liquidity.

ARCP's common shares and Series F preferred shares trade on the NASDAQ Global Select Market under the tickers symbol "ARCP" and "ARCPP," respectively.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 4

Q1 2015 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Glenn J. Rufrano, Chief Executive Officer	Hugh R. Frater, Non-Executive Chairman

Richard A. Silfen, Executive Vice President, General Counsel and Secretary	Thomas A. Andruskevich, Independent Director

Michael J. Sodo, Executive Vice President, Chief Financial Officer and Treasurer	Bruce D. Frank, Independent Director

Gavin B. Brandon, Senior Vice President and Chief Accounting Officer	Julie G. Richardson, Independent Director

William G. Stanley, Independent Director

Glenn J. Rufrano, Executive Director

Corporate Offices and Contact Information

2325 E. Camelback Road, Suite 1100	1065 Avenue of the Americas, Floor 23
Phoenix, AZ 85016	New York, NY 10018
800-606-3610	212-413-9100
www.arcpreit.com

Trading Symbols: ARCP, ARCPP

Stock Exchange Listing: NASDAQ Global Select Market

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 5

Q1 2015 SUPPLEMENTAL INFORMATION

Financial Summary (unaudited, dollars in thousands, except per share amounts)

	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014
CONSOLIDATED FINANCIAL RESULTS
Revenue	$393,968	$418,807	$457,118	$382,178	$321,154
Net loss	$(30,693)	$(360,427)	$(288,047)	$(56,598)	$(305,840)
Normalized EBITDA	$316,057	$322,328	$363,875	$297,449	$208,875
Funds from operations (FFO)	$195,030	$(58,825)	$195,798	$156,967	$(144,804)
FFO per diluted share	$0.21	$(0.06)	$0.21	$0.18	$(0.24)
Adjusted funds from operations (AFFO)	$200,135	$205,459	$244,549	$185,934	$114,772
AFFO per diluted share	$0.22	$0.22	$0.26	$0.21	$0.19
Dividends paid per common share	$—	$0.25	$0.25	$0.25	$0.33

REAL ESTATE INVESTMENTS
Revenue	$366,474	$366,525	$397,321	$344,956	$266,897
Net loss	$(30,607)	$(82,458)	$(289,133)	$(46,124)	$(296,218)
Normalized EBITDA	$306,695	$305,380	$333,107	$287,105	$208,935
FFO	$195,116	$219,144	$194,712	$167,441	$(135,182)
FFO per diluted share	$0.21	$0.24	$0.21	$0.19	$(0.23)
AFFO	$195,073	$193,934	$214,991	$168,188	$108,664
AFFO per diluted share	$0.21	$0.21	$0.23	$0.19	$0.18
Properties owned	4,647	4,648	4,714	3,966	3,809
Rentable square feet (in thousands)	102,133	103,149	113,801	106,800	101,800
Occupancy rate	98.4%	99.3%	99.2%	98.8%	98.9%
Weighted-average remaining lease term (years)	11.7	11.8	11.5	10.4	10.8
Weighted-average portfolio credit rating	BBB-	BBB-	BBB-	BBB	BBB

COLE CAPITAL
Revenue	$27,494	$52,282	$59,797	$37,222	$54,257
Net (loss) income	$(86)	$(277,969)	$1,086	$(10,474)	$(9,622)
Normalized EBITDA	$9,362	$16,948	$30,768	$10,344	$(60)
FFO	$(86)	$(277,969)	$1,086	$(10,474)	$(9,622)
FFO per diluted share	$—	$(0.30)	$—	$(0.01)	$(0.02)
AFFO	$5,062	$11,525	$29,558	$17,746	$6,108
AFFO per diluted share	$0.01	$0.01	$0.03	$0.02	$0.01
Capital raised on behalf of Managed Programs, excluding DRIP	$29,770	$128,282	$218,270	$113,241	$452,956	(1)
Purchase price of property acquisitions on behalf of Manged Programs	$225,319	$942,818	$1,111,900	$754,612	$235,275	(1)
Assets under management (2)	$6,084,979	$8,563,540	$7,705,703	$6,565,984	$5,976,257
________________________________________________
(1) Reflects amounts for the period from the Cole Acquisition Date of February 7, 2014 to March 31, 2014.
(2) Cole Corporate Income Trust, Inc. ("CCIT") merged on January 29, 2015 with Select Income REIT. Prior to the sale, Cole Capital had managed $2.7 billion of assets on behalf of CCIT. As such, Q1 2015 excludes CCIT's assets under management.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 6

Q1 2015 SUPPLEMENTAL INFORMATION

Financial and Operations Statistics and Ratios (unaudited, dollars in thousands)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
INTEREST COVERAGE RATIO
Interest expense	$91,658	$91,620	$97,333	$97,500	$81,087
Normalized EBITDA	316,057	322,328	363,875	297,449	208,875
Interest coverage ratio	3.45x	3.52x	3.74x	3.05x	2.58x

FIXED CHARGE COVERAGE RATIO
Interest expense	$91,658	$91,620	$97,333	$97,500	$81,087
Secured debt principal amortization	10,999	8,993	6,938	6,789	16,508
Dividends attributable to preferred shares	17,973	17,973	36,282	22,016	22,427
Total fixed charges	120,630	118,586	140,553	126,305	120,022
Normalized EBITDA	316,057	322,328	363,875	297,449	208,875
Fixed charge coverage ratio	2.62x	2.72x	2.59x	2.36x	1.74x

	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
NET DEBT RATIOS
Total debt	$10,333,173	$10,469,121	$11,551,644	$9,672,412	$10,196,967
Less: cash and cash equivalents	788,739	416,711	145,310	195,529	83,216
Net debt	9,544,434	10,052,410	11,406,334	9,476,883	10,113,751
Normalized EBITDA annualized	1,264,228	1,289,312	1,455,500	1,189,796	835,500
Net debt to Normalized EBITDA annualized ratio	7.55x	7.80x	7.84x	7.97x	12.11x

Net debt	$9,544,434	$10,052,410	$11,406,334	$9,476,883	$10,113,751
Gross real estate and related assets	17,904,710	18,211,712	20,369,206	18,281,837	17,503,502
Net debt leverage ratio	53.31%	55.20%	56.00%	51.84%	57.78%

UNENCUMBERED ASSETS/REAL ESTATE ASSETS
Unencumbered gross real estate and related assets	$11,187,797	$11,570,474	$12,602,273	$10,374,329	$9,506,936
Gross real estate and related assets	17,904,710	18,211,712	20,369,206	18,281,837	17,503,502
Unencumbered asset ratio	62.5%	63.5%	61.9%	56.7%	54.3%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 7

Q1 2015 SUPPLEMENTAL INFORMATION

Key Balance Sheet Metrics and Capital Structure (unaudited)

Capitalization

Equity	43.8%
Secured Debt	17.7%
Senior Unsecured Notes	12.6%
Unsecured Revolving Credit Facility	10.8%
Preferred Equity	5.3%
Unsecured Term Loan	4.9%
Convertible Notes	4.9%

Fixed vs. Variable Rate Debt

Fixed	66%
Swapped to Fixed	13%
Variable Rate	21%

ARCP Capitalization Table - 3/31/2015

(dollars in '000's, except share and per share values)	Wtg. Avg. Maturity (1)	Rate	As of 3/31/2015
Common Shares Outstanding			903,211
Stock Price			$9.85
Implied Equity Market Capitalization			**$8,896,628**
Series F Perpetual Preferred		**6.70%**	**1,070,853**
Total Mortgage Debt	7.0	4.96%	3,559,175
KBC Secured Term Loan	2.8	5.81%	39,998
Total Secured Debt	**7.0**	**4.97%**	**3,599,173**
Line of Credit:			
Term Loan (Swapped to Fixed)	3.3	3.30%	1,000,000
Revolving Credit Facility	3.3	1.97%	2,184,000
Total Line of Credit	**3.3**	**2.39%**	**3,184,000**
3-year Unsecured Bonds	1.9	2.00%	1,300,000
5 year Unsecured Bonds	3.9	3.00%	750,000
5-year Convertible Term Notes	3.3	3.00%	597,500
7-year Convertible Term Notes	5.7	3.75%	402,500
10-year Unsecured Bonds	8.9	4.60%	500,000
Total Unsecured Debt	**3.6**	**2.68%**	**6,734,000**
Total Debt	**4.8**	**3.48%**	**10,333,173**
Total Capitalization			**$20,300,654**
Less: Cash & Cash Equivalents			*(788,739)*
Net Debt			**9,544,434**
Enterprise Value			**$19,511,915**
Net Debt / Enterprise Value			48.9%
Net Debt / Normalized EBITDA			*7.55x*
Net Debt + Preferred / Normalized EBITDA			*8.40x*
Fixed Charge Coverage			*2.62x*
Liquidity (2)			*1,204,739*

1) Presented in years 2) Liquidity as of March 31, 2015 represents LOC capacity of $3.6 billion less outstanding balance of $3.2 billion and cash and cash equivalents of $789 million.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 8

Q1 2015 SUPPLEMENTAL INFORMATION

Business Model (unaudited)

American Realty Capital Properties

A full-service real estate operating company with investment management capability.

$20.3 Billion

Book Value Total Assets

Retail
2,103 Properties

Restaurants
2,171 Properties

Office & Industrial
336 Properties

COLE CAPITAL®

Cole Capital is a combination of Cole Capital distribution and Cole Capital investment management. Cole Capital investment management is a shared resource model with ARCP.

$6.1 Billion

Assets Under Management[1]

Open Funds
CCPT V • CCIT II • Income NAV

Closed Funds
CCPT IV • TIC & DST[2]

All data as of 3/31/15. 1) Excludes CCIT, as it merged with Select Income REIT on January 29, 2015. 2) The TIC & DST investments are part of Cole's 1031 Managed Assets program, and include 64 assets and account for approximately $590.7M in AUM.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 9

Q1 2015 SUPPLEMENTAL INFORMATION

Consolidated Balance Sheets (unaudited, in thousands)

	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
ASSETS
Real estate investments, at cost:
Land	$3,434,414	$3,472,298	$3,487,824	$3,343,235	$3,224,257
Buildings, fixtures and improvements	12,081,061	12,307,758	12,355,029	12,420,626	11,836,655
Land and construction in progress	83,284	77,450	86,973	62,594	40,459
Intangible lease assets	2,386,904	2,435,054	2,424,076	2,227,393	2,209,902
Total real estate investments, at cost	17,985,663	18,292,560	18,353,902	18,053,848	17,311,273
Less: accumulated depreciation and amortization	1,238,320	1,034,122	828,624	660,617	428,566
Total real estate investments, net	16,747,343	17,258,438	17,525,278	17,393,231	16,882,707
Investment in unconsolidated entities	95,390	98,053	100,762	102,047	105,775
Investment in direct financing leases, net	54,822	56,076	57,441	62,094	65,723
Investment securities, at fair value	56,493	58,646	59,131	219,204	213,803
Loans held for investment, net	41,357	42,106	96,981	97,587	98,185
Cash and cash equivalents	788,739	416,711	145,310	195,529	83,216
Restricted cash	64,578	62,651	72,754	69,544	55,559
Intangible assets, net	142,851	150,359	323,332	347,618	371,634
Deferred costs and other assets, net	400,884	389,922	446,606	418,199	303,432
Goodwill	1,871,114	1,894,794	2,096,450	2,293,020	2,298,677
Due from affiliates	58,457	86,122	55,666	73,686	8,719
Assets held for sale	—	1,261	1,887,872	38,737	665
Total assets	$20,322,028	$20,515,139	$22,867,583	$21,310,496	$20,488,095

LIABILITIES AND EQUITY
Mortgage notes payable and other debt, net	$3,672,496	$3,805,761	$3,830,994	$4,373,652	$4,382,883
Corporate bonds, net	2,546,701	2,546,499	2,546,294	2,546,089	2,545,884
Convertible debt, net	978,769	977,521	976,251	975,003	973,737
Credit facility	3,184,000	3,184,000	4,259,000	1,896,000	2,415,800
Below-market lease liabilities, net	304,754	317,838	318,494	281,954	286,579
Accounts payable and accrued expenses	160,129	163,025	180,338	174,942	149,542
Deferred rent, derivative and other liabilities	139,241	127,611	195,256	223,419	206,105
Distributions payable	9,959	9,995	9,927	10,779	11,233
Due to affiliates	547	559	2,757	3,184	2,614
Liabilities associated with assets held for sale	—	—	545,382	—	—
Total liabilities	10,996,596	11,132,809	12,864,693	10,485,022	10,974,377
Series D preferred stock	—	—	—	269,299	269,299
Series F preferred stock	428	428	428	427	427
Common stock	9,051	9,055	9,080	9,079	7,699
Additional paid-in capital	11,919,358	11,920,253	11,905,338	11,901,675	10,302,168
Accumulated other comprehensive income	(4,136)	2,728	8,600	7,058	8,463
Accumulated deficit	(2,826,524)	(2,778,576)	(2,182,731)	(1,639,208)	(1,358,743)
Total stockholders' equity	9,098,177	9,153,888	9,740,715	10,279,031	8,960,014
Non-controlling interests	227,255	228,442	262,175	277,144	284,405
Total equity	9,325,432	9,382,330	10,002,890	10,556,175	9,244,419
Total liabilities and equity	$20,322,028	$20,515,139	$22,867,583	$21,310,496	$20,488,095

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q1 2015 SUPPLEMENTAL INFORMATION

Consolidated Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Revenues:
Rental income	$342,759	$346,928	$365,712	$314,519	$244,415
Direct financing lease income	741	791	625	1,181	1,006
Operating expense reimbursements	22,974	18,806	30,984	29,256	21,476
Cole Capital revenue	27,494	52,282	59,797	37,222	54,257
Total revenues	393,968	418,807	457,118	382,178	321,154
Operating expenses:
Cole Capital reallowed fees and commissions	2,031	9,326	15,398	7,068	34,436
Acquisition related	2,182	4,215	13,998	7,201	13,417
Merger and other non-routine transactions	16,423	25,162	7,632	7,422	160,298
Property operating	30,999	27,723	40,977	39,286	29,755
Management fees to affiliates	—	—	—	—	13,888
General and administrative	33,106	44,622	30,213	37,224	55,369
Depreciation and amortization	219,141	226,272	265,150	250,739	173,842
Impairments	—	406,136	2,299	1,556	—
Total operating expenses	303,882	743,456	375,667	350,496	481,005
Operating income (loss)	90,086	(324,649)	81,451	31,682	(159,851)
Other (expense) income:
Interest expense, net	(95,699)	(126,157)	(101,643)	(103,897)	(120,951)
Extinguishment of debt, net	429	(605)	(5,396)	(6,469)	(9,399)
Other income, net	8,961	65,848	8,687	4,442	3,975
(Loss) gain on derivative instruments, net	(1,028)	(172)	(17,484)	14,207	(7,121)
Loss on held for sale assets and disposition of real estate, net	(31,368)	(1,263)	(256,894)	(1,269)	(17,605)
Gain on sale of investments	—	—	6,357	—	—
Total other expenses, net	(118,705)	(62,349)	(366,373)	(92,986)	(151,101)
Loss before income and franchise taxes	(28,619)	(386,998)	(284,922)	(61,304)	(310,952)
(Provision for) benefit from income and franchise taxes	(2,074)	26,571	(3,125)	4,706	5,112
Net loss	(30,693)	(360,427)	(288,047)	(56,598)	(305,840)
Net loss attributable to non-controlling interests	723	9,804	7,649	1,878	14,396
Net loss attributable to the Company	$(29,970)	$(350,623)	$(280,398)	$(54,720)	$(291,444)

Basic and diluted net loss per share attributable to common stockholders	$(0.05)	$(0.41)	$(0.35)	$(0.10)	$(0.58)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q1 2015 SUPPLEMENTAL INFORMATION

Consolidated Funds from Operations and Adjusted Funds from Operations (unaudited, in thousands, except share and per share data)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Net loss	$(30,693)	$(360,427)	$(288,047)	$(56,598)	$(305,840)
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,974)	(17,773)	(17,374)
Loss on held for sale assets and disposition of real estate assets, net	31,368	1,263	256,894	1,269	17,605
Depreciation and amortization of real estate assets	210,770	219,080	240,046	225,940	159,461
Impairment of real estate assets	—	96,692	2,299	1,556	—
Proportionate share of adjustments for unconsolidated entities	1,558	2,540	2,580	2,573	1,344
FFO	$195,030	$(58,825)	$195,798	$156,967	$(144,804)

Acquisition related	2,182	4,215	13,998	7,201	13,417
Merger and other non-routine transactions	16,423	25,162	7,632	7,422	160,298
Impairment of intangible assets	—	309,444	—	—	—
Legal settlements and insurance proceeds	(1,250)	(60,720)	(3,275)	—	—
Gain on sale and unrealized gains of investment securities	(233)	—	(6,357)	—	—
Loss (gain) on derivative instruments, net	1,028	172	17,484	(14,207)	7,121
Amortization of net premiums on debt and investments	(3,858)	11,461	(8,106)	(4,606)	(5,198)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,007	1,475	1,934	2,103	388
Net direct financing lease adjustments	495	448	620	137	390
Amortization and write off of deferred financing costs	7,929	23,475	12,486	10,985	44,976
Amortization of management contracts	7,510	6,233	24,288	24,024	13,992
Deferred tax benefit(1)	(3,972)	(33,324)	—	—	—
(Gain) loss on early extinguishment of debt and forgiveness of debt, net	(5,302)	605	5,396	6,469	9,399
Straight-line rent	(19,107)	(25,367)	(24,871)	(17,413)	(7,520)
Equity-based compensation expense, net of forfeiture(2)	818	(980)	5,541	5,690	21,574
Other amortization and non-cash charges	753	895	713	698	421
Proportionate share of adjustments for unconsolidated entities	682	1,090	1,268	464	318
AFFO	$200,135	$205,459	$244,549	$185,934	$114,772

Weighted-average shares outstanding - basic	902,996,270	902,528,136	902,096,102	815,406,408	547,470,457
Effect of dilutive securities	26,157,663	29,629,740	44,970,255	52,613,117	51,151,928
Weighted-average shares outstanding - diluted(3)	929,153,933	932,157,876	947,066,357	868,019,525	598,622,385

FFO per diluted share	$0.21	$(0.06)	$0.21	$0.18	$(0.24)
AFFO per diluted share	$0.22	$0.22	$0.26	$0.21	$0.19
_______________________________________________

(1)	This adjustment represents the non-current portion of the provision or benefit in order to show only the current portion of the benefit as an impact to AFFO.

(2)	During the three months ended December 31, 2014, the Company reversed certain equity-based compensation amounts previously recorded due to the resignation of certain executives.

(3)	Weighted-average shares for all periods presented excludes the effect of the convertible debt as the effect would be antidilutive.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 12

Q1 2015 SUPPLEMENTAL INFORMATION

Consolidated EBITDA and Normalized EBITDA (unaudited, in thousands)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Total revenues	$393,968	$418,807	$457,118	$382,178	$321,154
Less: total operating expenses	303,882	743,456	375,667	350,496	481,005
Operating income (loss)	90,086	(324,649)	81,451	31,682	(159,851)
Total other (expenses), net	(118,705)	(62,349)	(366,373)	(92,986)	(151,101)
Loss before income and franchise taxes	(28,619)	(386,998)	(284,922)	(61,304)	(310,952)
(Provision for) benefit from income and franchise taxes	(2,074)	26,571	(3,125)	4,706	5,112
Net loss	(30,693)	(360,427)	(288,047)	(56,598)	(305,840)
Adjustments:
Interest expense	95,699	126,157	101,643	103,897	120,951
Depreciation and amortization	219,141	226,272	265,150	250,739	173,842
Provision for (benefit from) income and franchise taxes	2,074	(26,571)	3,125	(4,706)	(5,112)
Proportionate share of adjustments for unconsolidated entities	2,661	3,402	3,433	3,453	2,096
EBITDA	$288,882	$(31,167)	$85,304	$296,785	$(14,063)
Management adjustments:
Loss on held for sale assets and disposition of real estate, net	31,368	1,263	256,894	1,269	17,605
Impairments	—	406,136	2,299	1,556	—
Acquisition related	2,182	4,215	13,998	7,201	13,417
Merger and other non-routine transactions	16,423	25,162	7,632	7,422	160,298
Equity-based compensation	818	(980)	5,541	5,690	21,574
Gain on sale and unrealized gains of investment securities	(233)	—	(6,357)	—	—
Loss (gain) on derivative instruments, net	1,028	172	17,484	(14,207)	7,121
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,007	1,475	1,934	2,103	388
(Gain) loss on early extinguishment of debt and forgiveness of debt, net	(5,302)	605	5,396	6,469	9,399
Net direct financing lease adjustments	495	448	620	137	390
Straight-line rent	(19,107)	(25,367)	(24,871)	(17,413)	(7,520)
Legal settlement and insurance proceeds	(1,250)	(60,720)	(3,275)	—	—
Proportionate share of adjustments for unconsolidated entities	(254)	1,086	1,276	437	266
Normalized EBITDA	$316,057	$322,328	$363,875	$297,449	$208,875

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 13

Real Estate Investments

Quarterly Supplemental Information
First Quarter 2015

FedEx
FedEx Freight
Walmart
THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE
Wendy's
QUALITY IS OUR RECIPE
LA|FITNESS
Publix
FOOD & PHARMACY

Delivering Net Results®

Q1 2015 SUPPLEMENTAL INFORMATION

Statements of Operations - REI Segment (unaudited, in thousands)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Revenues:
Rental income	$342,759	$346,928	$365,712	$314,519	$244,415
Direct financing lease income	741	791	625	1,181	1,006
Operating expense reimbursements	22,974	18,806	30,984	29,256	21,476
Total real estate investment revenues	366,474	366,525	397,321	344,956	266,897
Operating expenses:
Acquisition related	1,723	853	13,998	7,201	13,417
Merger and other non-routine transactions	16,423	25,139	7,613	5,999	159,794
Property operating	30,999	27,723	40,977	39,286	29,755
Management fees to affiliate	—	—	—	—	13,888
General and administrative	15,370	13,586	12,948	15,189	34,538
Depreciation and amortization	210,788	219,222	240,073	225,965	159,483
Impairment of real estate	—	96,692	2,299	1,556	—
Total operating expenses	275,303	383,215	317,908	295,196	410,875
Operating income (loss)	91,171	(16,690)	79,413	49,760	(143,978)
Other (expense) income:
Interest expense, net	(95,699)	(126,157)	(101,643)	(103,897)	(120,951)
Extinguishment of debt, net	429	(605)	(5,396)	(6,469)	(9,399)
Other income, net	7,742	63,837	8,508	4,332	3,959
Loss on derivative instruments, net	(1,028)	(172)	(17,484)	14,207	(7,121)
Loss on held for sale assets and disposition of real estate assets, net	(31,368)	(1,263)	(256,894)	(1,269)	(17,605)
Gain on sale of investments	—	—	6,357	—	—
Total other expenses, net	(119,924)	(64,360)	(366,552)	(93,096)	(151,117)
Loss before income and franchise taxes	(28,753)	(81,050)	(287,139)	(43,336)	(295,095)
Provision for income and franchise taxes	(1,854)	(1,408)	(1,994)	(2,788)	(1,123)
Net loss	$(30,607)	$(82,458)	$(289,133)	$(46,124)	$(296,218)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 15

Q1 2015 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - REI Segment (unaudited, in thousands)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Net loss	$(30,607)	$(82,458)	$(289,133)	$(46,124)	$(296,218)
Adjustments:
Interest expense	95,699	126,157	101,643	103,897	120,951
Depreciation and amortization	210,788	219,222	240,073	225,965	159,483
Provision for income and franchise taxes	1,854	1,408	1,994	2,788	1,123
Proportionate share of adjustments for unconsolidated entities	2,661	3,402	3,433	3,453	2,096
EBITDA	$280,395	$267,731	$58,010	$289,979	$(12,565)
Management adjustments:
Loss on held for sale assets and disposition of real estate, net	31,368	1,263	256,894	1,269	17,605
Impairments	—	96,692	2,299	1,556	—
Acquisition related	1,723	853	13,998	7,201	13,417
Merger and other non-routine transactions	16,423	25,139	7,613	5,999	159,794
Equity-based compensation	402	(3,997)	2,086	3,575	20,640
Gain on sale and unrealized gains of investment securities	(233)	—	(6,357)	—	—
Loss (gain) on derivative instruments, net	1,028	172	17,484	(14,207)	7,121
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,007	1,475	1,934	2,103	388
(Gain) loss on early extinguishment of debt and forgiveness of debt, net	(5,302)	605	5,396	6,469	9,399
Net direct financing lease adjustments	495	448	620	137	390
Straight-line rent	(19,107)	(25,367)	(24,871)	(17,413)	(7,520)
Legal settlement and insurance proceeds	(1,250)	(60,720)	(3,275)	—	—
Proportionate share of adjustments for unconsolidated entities	(254)	1,086	1,276	437	266
Normalized EBITDA	$306,695	$305,380	$333,107	$287,105	$208,935

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 16

Q1 2015 SUPPLEMENTAL INFORMATION

Funds from Operations and Adjusted Funds from Operations - REI Segment (unaudited, in thousands, except share and per share data)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Net loss	$(30,607)	$(82,458)	$(289,133)	$(46,124)	$(296,218)
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,974)	(17,773)	(17,374)
Loss on held for sale assets and disposition of real estate, net	31,368	1,263	256,894	1,269	17,605
Depreciation and amortization of real estate assets	210,770	219,080	240,046	225,940	159,461
Impairment of real estate	—	96,692	2,299	1,556	—
Proportionate share of adjustments for unconsolidated entities	1,558	2,540	2,580	2,573	1,344
FFO	$195,116	$219,144	$194,712	$167,441	$(135,182)

Acquisition related	1,723	853	13,998	7,201	13,417
Merger and other non-routine transactions	16,423	25,139	7,613	5,999	159,794
Legal settlement and insurance proceeds	(1,250)	(60,720)	(3,275)	—	—
Gain on sale and unrealized gains of investment securities	(233)	—	(6,357)	—	—
Loss (gain) on derivative instruments, net	1,028	172	17,484	(14,207)	7,121
Amortization of premiums and discounts on debt and investments	(3,858)	11,461	(8,106)	(4,606)	(5,198)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,007	1,475	1,934	2,103	388
Net direct financing lease adjustments	495	448	620	137	390
Amortization and write off of deferred financing costs	7,929	23,475	12,486	10,985	44,976
(Gain) loss on early extinguishment of debt and forgiveness of debt, net	(5,302)	605	5,396	6,469	9,399
Straight-line rent	(19,107)	(25,367)	(24,871)	(17,413)	(7,520)
Equity-based compensation expense, net of forfeitures(1)	402	(3,997)	2,086	3,575	20,640
Other amortization and non-cash charges	18	156	3	40	121
Proportionate share of adjustments for unconsolidated entities	682	1,090	1,268	464	318
AFFO	$195,073	$193,934	$214,991	$168,188	$108,664

Weighted-average shares outstanding - basic	902,996,270	902,528,136	902,096,102	815,406,408	547,470,457
Effect of dilutive securities	26,157,663	29,629,740	44,970,255	52,613,117	51,151,928
Weighted-average shares outstanding - diluted	929,153,933	932,157,876	947,066,357	868,019,525	598,622,385

FFO per diluted share	$0.21	$0.24	$0.21	$0.19	$(0.23)
AFFO per diluted share	$0.21	$0.21	$0.23	$0.19	$0.18
_______________________________________________

(1)	During the three months ended December 31, 2014, the Company reversed certain equity-based compensation amounts previously recorded due to the resignation of certain executives.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 17

Q1 2015 SUPPLEMENTAL INFORMATION

GAAP and Cash NOI (unaudited, in thousands)

	Three Months Ended
	March 31, 2015		December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Rental income - as reported(1)	$342,759		$346,928	$365,712	$314,519	$244,415
Operating expense reimbursements - as reported	22,974		18,806	30,984	29,256	21,476
Property operating expense - as reported	(30,999)		(27,723)	(40,977)	(39,286)	(29,755)
GAAP NOI	334,734		338,011	355,719	304,489	236,136
Adjustments:
Straight line rent	(19,107)		(25,367)	(24,871)	(17,413)	(7,520)
Amortization of below-market lease liabilities, net of amortization of above-market lease assets	1,007		1,475	1,934	2,103	388
Cash NOI	$316,634	(2)	$314,119	$332,782	$289,179	$229,004
_____________________________________

(1)
Rental income includes percentage rent of $2.6 million, $1.6 million, $1.9 million, $2.7 million and $1.4 million for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

(2)
Estimated annualized normalized Cash NOI is $1.3 billion, calculated as shown in the table below. For properties acquired or build-to-suits completed during the three months ended March 31, 2015, the adjustments for intra-quarter acquisitions and dispositions replaces cash NOI for the partial period with an amount estimated to be equivalent to cash NOI for the full period. For properties disposed of during the three months ended March 31, 2015, the adjustment eliminates cash NOI for the period.

March 31, 2015
Cash NOI	$316,634
Adjustments for intra-quarter acquisitions and dispositions (2)	(2,228)
Normalized Cash NOI	$314,406
Annualized Normalized Cash NOI	$1,257,624

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 18

Q1 2015 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (unaudited, dollars in thousands)

Principal Payments Due	Total	2015	2016	2017	2018	2019	Thereafter
Mortgage notes payable	$3,559,175	$56,042	$251,816	$457,903	$220,153	$295,956	$2,277,305
Unsecured credit facility	3,184,000	—	—	—	3,184,000	—	—
Corporate bonds	2,550,000	—	—	1,300,000	—	750,000	500,000
Convertible debt	1,000,000	—	—	—	597,500	—	402,500
Other debt	39,998	6,535	12,516	7,680	13,267	—	—
Total	$10,333,173	$62,577	$264,332	$1,765,583	$4,014,920	$1,045,956	$3,179,805

Debt Type	Percentage of Total Debt	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Mortgage notes payable	34.4%	4.96%	7.0
Unsecured credit facility	30.8%	2.39%	3.2
Corporate bonds	24.7%	2.80%	3.8
Convertible debt	9.7%	3.30%	4.3
Other debt	0.4%	5.81%	2.8
Total	100.0%	3.48%	4.8

Debt Type	Percentage of Total Debt	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	65.2%	2.68%	3.6
Total secured debt	34.8%	4.97%	7.0
Total	100.0%	3.48%	4.8

Total fixed rate debt	78.9%	3.86%	5.2
Total floating rate debt	21.1%	2.03%	3.2
Total	100.0%	3.48%	4.8

Preferred Equity	Amount Outstanding	Percent of Total Preferred Equity	Dividend Rate
Series F preferred stock	$1,070,853	100.00%	6.7%

Represents balloon payments at maturity and excludes monthly scheduled principal amortization.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 19

Q1 2015 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (unaudited, dollars in thousands)

Lender	Maturity	Outstanding Balance as of March 31, 2015	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Cantor Commercial Real Estate Lending, L.P.	1/6/2024	$465,000	4.97%		4.97%	I/O
Wells Fargo Bank, National Association	8/10/2036	279,437	4.16%		4.16%	P&I
Cantor Commercial Real Estate Lending, L.P.	1/6/2024	155,000	4.97%		4.97%	I/O
Wells Fargo Bank, National Association	1/1/2018	133,025	5.61%		5.61%	I/O through 02/01/2016, then P&I
The Royal Bank of Scotland Plc	5/1/2023	124,300	3.84%		3.84%	I/O
JPMorgan Chase Bank, N.A.	9/1/2020	103,642	5.55%		5.55%	P&I
Bank of America, N.A.	1/1/2017	94,884	6.30%		6.30%	I/O
Wells Fargo Bank, National Association	3/1/2023	74,250	4.23%		4.23%	I/O
Wells Fargo Bank, National Association	7/1/2022	68,110	4.54%		4.54%	I/O
Wells Fargo Bank, National Association	1/1/2023	66,000	4.24%		4.24%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	6/6/2020	63,600	5.73%		5.73%	I/O through 07/06/2015, then P&I
Wells Fargo Bank, National Association	5/1/2021	60,450	5.54%		5.54%	I/O
PNC Bank, National Association	1/1/2019	59,500	4.10%		4.10%	I/O
New York State Teachers' Retirement System	3/1/2019	55,000	4.41%		4.41%	I/O
Citigroup Global Markets Realty Corp	5/6/2022	54,300	6.05%		6.05%	I/O
US Bank National Association	11/11/2029	51,997	7.23%		7.23%	I/O
Bank of America, N.A.	1/1/2017	51,836	5.90%		5.90%	I/O
Capital One, N.A.	11/20/2019	51,400	1mo. Libor + 1.95%	(3)	5.22%	I/O through 11/01/2017, then P&I
American General Life Insurance Company	11/1/2021	51,250	5.25%		5.25%	I/O
Wells Fargo Bank, National Association	2/1/2017	48,500	1mo. Libor + 2.47%	(3)	3.75%	I/O
JPMorgan Chase Bank, N.A.	5/1/2021	46,910	5.53%		5.53%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	5/6/2021	46,670	5.92%		5.92%	I/O
US Bank National Association	7/11/2016	43,700	6.03%		6.03%	I/O
People's United Bank	4/1/2021	42,500	5.55%		5.55%	I/O through 05/01/2016, then P&I
JPMorgan Chase Bank, N.A.	6/1/2020	41,610	5.71%		5.71%	I/O through 07/01/2015, then P&I
Wells Fargo Bank, National Association	6/1/2022	41,000	4.73%		4.73%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	1/1/2023	40,800	4.46%		4.46%	I/O
US Bank National Association	7/1/2015	39,147	5.10%		5.10%	P&I
JPMorgan Chase Bank, N.A.	11/1/2019	38,500	4.10%		4.10%	I/O
LaSalle Bank National Association	1/1/2016	38,051	10.68%	(4)	10.68%	P&I
JPMorgan Chase Bank, N.A.	11/1/2017	38,315	6.34%		6.34%	I/O
Wells Fargo Bank, National Association	3/1/2017	36,600	1mo. Libor + 2.50%	(3)	3.76%	I/O
The Royal Bank of Scotland Plc	1/1/2021	34,000	5.48%		5.48%	I/O
Goldman Sachs Mortgage Company	12/6/2020	31,500	5.25%		5.25%	I/O
BOKF, NA dba Bank of Oklahoma	7/29/2018	29,764	1mo. Libor + 2.75%	(3)	4.10%	I/O
Oritani Bank	5/1/2024	30,050	3.25%		3.25%	I/O through 05/01/2019, then P&I
Goldman Sachs Mortgage Company	12/6/2020	30,000	5.25%		5.25%	I/O
Jackson National Life Insurance Company	10/1/2021	29,450	4.25%		4.25%	I/O through 11/01/2018, then P&I

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 20

Q1 2015 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (dollars in thousands)

Lender	Maturity	Outstanding Balance as of March 31, 2015	Coupon Rate		Effective Rate (1)	Payment Terms (2)
German American Capital Corporation	10/6/2022	$29,160	4.48%		4.48%	I/O
PNC Bank, National Association	9/1/2022	28,676	4.00%		4.00%	P&I
LaSalle Bank National Association	1/1/2016	28,654	5.69%		5.69%	I/O through 02/01/2015, then P&I
German American Capital Corporation	10/6/2022	28,440	4.48%		4.48%	I/O
BOKF, NA dba Bank of Texas	7/31/2017	28,350	1mo. Libor + 2.20%	(3)	3.28%	I/O
PNC Bank, National Association	6/1/2022	27,750	4.22%		4.22%	I/O
GS Commercial Real Estate LP	8/6/2019	27,725	4.73%		4.73%	I/O
Jackson National Life Insurance Company	7/1/2019	27,200	3.10%		3.10%	I/O
LaSalle Bank National Association	1/1/2017	25,620	5.81%		5.81%	I/O
Bank of America, N.A.	9/1/2017	24,781	5.28%		5.28%	P&I
John Hancock Life Insurance Company	10/1/2022	22,500	4.04%		4.04%	I/O
BOKF, NA dba Bank of Texas	12/31/2018	21,766	1mo. Libor + 1.80%	(3)	3.57%	I/O
German American Capital Corp	6/6/2022	19,796	4.60%		4.60%	P&I
Aviva Life and Annuity Company	7/1/2021	19,600	5.02%		5.02%	I/O through 08/01/2019, then P&I
The Variable Annuity Life Insurance Company	1/1/2023	19,525	4.00%		4.00%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	5/10/2021	19,513	5.67%		5.67%	I/O
Oritani Bank	5/1/2024	18,889	3.25%		3.25%	I/O through 05/01/2019, then P&I
The Royal Bank of Scotland Plc	3/1/2021	18,100	5.88%		5.88%	I/O
US Bank National Association	12/11/2016	17,500	5.55%		5.55%	I/O
JPMorgan Chase Bank, National Association	5/1/2021	16,520	5.54%		5.54%	P&I
BOKF, NA dba Bank of Texas	7/31/2017	16,555	1mo. Libor + 2.20%	(3)	3.28%	I/O
US Bank National Association	1/11/2017	16,200	5.48%		5.48%	I/O
Wachovia Bank, National Association	12/11/2016	16,043	5.63%		5.63%	I/O
Wells Fargo Bank, National Association	3/20/2023	15,106	3.23%		3.23%	I/O
Oritani Bank	1/1/2023	15,000	3.75%		3.75%	I/O through 01/01/2018, then P&I
US Bank National Association	5/1/2016	14,870	5.84%		5.84%	P&I
BOKF, NA dba Bank of Texas	12/31/2018	14,150	1mo. Libor + 1.80%	(3)	3.57%	I/O
Wells Fargo Bank, National Association	3/1/2016	13,500	5.17%		5.17%	I/O
BOKF, NA dba Bank of Texas	12/31/2020	13,420	1mo. Libor + 1.85%	(3)	4.25%	I/O
US Bank National Association	7/1/2016	13,005	6.05%		6.05%	P&I
BOKF, NA dba Bank of Texas	7/13/2017	12,725	1mo. Libor + 2.25%	(3)	3.43%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	9/6/2017	12,270	3.70%		3.70%	I/O
Customers Bank	12/1/2016	11,895	3.75%		3.75%	I/O
JPMorgan Chase Bank, N.A.	7/1/2020	11,375	5.50%		5.50%	I/O through 08/01/2015, then P&I
US Bank National Association	2/11/2017	10,332	5.68%		5.68%	I/O
US Bank National Association	11/11/2016	10,138	5.50%		5.50%	I/O
40/86 Mortgage Capital, Inc.	1/1/2019	10,050	5.00%		5.00%	I/O
Monumental Life Insurance Company	4/1/2023	9,838	3.95%		3.95%	I/O through 05/01/2014, then P&I

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 21

Q1 2015 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (dollars in thousands)

Lender	Maturity	Outstanding Balance as of March 31, 2015	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Wachovia Bank, National Association	6/11/2016	$8,625	6.56%		6.56%	I/O
Transamerica Life Insurance Company	8/1/2030	7,665	5.57%		5.57%	P&I
Transamerica Life Insurance Company	8/1/2030	6,845	5.32%		5.32%	P&I
US Bank National Association	5/11/2017	6,262	5.45%		5.45%	I/O
Customers Bank	8/16/2017	5,500	3.63%		3.63%	I/O
Amegy Bank, National Association	8/31/2016	7,951	1mo. Libor + 2.95%		3.12%	I/O
BOKF, NA dba Bank of Texas	10/31/2016	5,060	1mo. Libor + 2.25%	(3)	3.70%	I/O
Wells Fargo Bank, National Association	3/1/2017	4,800	1mo. Libor + 2.50%	(3)	3.76%	I/O
US Bank National Association	4/15/2019	1,875	5.40%		5.40%	I/O
Capital Lease Funding, LLC	7/15/2018	1,863	7.20%		7.20%	P&I
Bear Stearns Commercial Mortgage, Inc.	9/1/2017	1,678	5.88%		5.88%	I/O
US Bank National Association	12/11/2016	1,447	6.18%		6.18%	I/O
BOKF, NA dba Bank of Texas	4/12/2018	1,562	1mo. Libor + 2.45%	(3)	3.39%	I/O
US Bank National Association	12/11/2015	508	5.83%		5.83%	I/O
BOKF, NA dba Bank of Texas	4/12/2018	562	1mo. Libor + 2.45%	(3)	3.39%	I/O
Transamerica Life Insurance Company	8/1/2030	387	5.93%		5.93%	P&I
		$3,559,175			4.96%
_______________________________________________
(1) Represents interest rate in effect at March 31, 2015. For loans subject to interest rate swaps, this represents the all-in fixed interest rate.
(2) I/O means interest only is due monthly with the principal due at maturity. P&I means both principal and interest are due monthly.
(3) Variable-rate loan fixed by way of interest rate swap agreement.
(4) On March 6, 2015, the Company received a notice of default from the lender of a loan with a principal balance of $38.1 million due to the Company failing to pay a reserve payment required per the loan agreement. Due to the default, the Company is currently accruing interest at the default rate of interest of 10.68% per annum.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 22

Q1 2015 SUPPLEMENTAL INFORMATION

Credit Facility and Corporate Bond Covenants (unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and corporate bonds, as defined and calculated per the terms of the facility's credit agreement and the notes governing document, respectively. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that the Company is in compliance with the covenants and are not measures of our liquidity or performance. As of March 31, 2015, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Unsecured Credit Facility Key Covenants	Required	March 31, 2015
Maximum leverage ratio	≤ 60%	46.3%
Minimum fixed charge coverage ratio	≥ 1.5x	2.32x
Secured leverage ratio	≤ 45%	14.9%
Total unencumbered asset value ratio	≤ 60%	47.2%
Minimum tangible net worth covenant	≥ $5.50B	$8.59B
Minimum unencumbered interest coverage ratio	≥ 1.75x	4.34x

Senior Notes Key Covenants	Required	March 31, 2015
Limitation on incurrence of total debt	≤ 65%	53.8%
Limitation on incurrence of secured debt	≤ 40%	18.6%
Debt service coverage ratio	≥ 1.5x	2.32x
Maintenance of total unencumbered assets	≥ 150%	209.1%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 23

Q1 2015 SUPPLEMENTAL INFORMATION

Acquisitions (unaudited, dollars in thousands)

Acquisitions
The following table shows properties that were purchased(1)(2) during the three months ended March 31, 2015

Property	Location	Square Feet	Purchase Price	Cash Cap Rate	Remaining Lease Term (Years) (3)
Family Dollar	Huntsville, AL	8,320	$1,699	6.6%	14.9
Family Dollar	Columbia, SC	8,000	1,579	6.7%	15.0
Family Dollar	Wolcott, NY	8,320	1,417	6.4%	15.0
Family Dollar	North, SC	8,320	1,294	6.7%	15.0
Total / Weighted Average		32,960	$5,989	6.6%
_______________________________________________
(1) Also during the three months ended March 31, 2015, six land parcels were purchased for a total purchase price of $1.6 million. Budgeted total construction costs to complete these development projects is $8.0 million, of which the Company has paid $1.0 million. The expected average cash cap rate based on budgeted construction costs and preliminary lease terms is 7.3%.
(2) In addition, the Company completed six build-to-suit properties that were placed into service during the three months ended March 31, 2015, with an average cash cap rate of 7.3%.
(3) Remaining lease term from March 31, 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 24

Q1 2015 SUPPLEMENTAL INFORMATION

Dispositions (unaudited, dollars in thousands)

Dispositions
The following table shows the 11 properties that were disposed of during the three months ended March 31, 2015, of which two were vacant at the date of disposition:

Property	Location	Square Feet	Remaining Lease Term (Years)(1)	Cash Cap Rate	Sale Price		Real Estate Gain (Loss) (2)	Goodwill Allocation (3)	GAAP Gain (Loss) (4)
Apollo Group	Phoenix, AZ	599,664	16.2	7.1%	$183,000		$(5,082)	$(16,360)	$(21,442)
AT&T	Dallas, TX	206,040	6.9	8.0%	33,500		(361)	(2,911)	(3,272)
Long John Silver's / A&W	Clarksville, TN	3,039	3.2	7.3%	850		150	(5)	81
Long John Silver's / A&W	Murfreesboro, TN	3,050	10.5	6.5%	550		98	(5)	57
Portfolio Sale
Breakfast Pointe(6)	Panama City Beach, FL	97,938	8.2
Falcon Valley(6)	Lenexa, KS	76,784	11.7
Lakeshore Crossing(6)	Gainesville, GA	123,948	8.9
Kohl's(6)	Onalaska, WI	86,432	9.0
CVS(6)	Lake Wales, FL	11,220	9.3
Total Portfolio		396,322	9.4	6.7%	52,335		(2,356)	(4,257)	(6,613)

Vacant	Various	9,551	—	—	1,540		49	(152)	(103)
Total Dispositions		1,217,666	13.6	7.1%	$271,775	(7)	$(7,502)	$(23,680)	$(31,292)	(8)
_______________________________________________
(1) Represents the remaining lease term from the date of sale. For multi-tenant retail properties, total portfolio and total dispositions, represents the weighted-average remaining lease term from the date of disposition, based on annualized rental revenue.
(2) Equals sale price less GAAP net book value and selling costs.
(3) In accordance with GAAP, the Company allocated a portion of the Real Estate Investment segment goodwill to the sold property to calculate the GAAP gain(loss). See Note 2 - Summary of Significant Accounting Policies of our Quarterly Report on From 10-Q for the three months ended March 31, 2015 for allocation methodology.
(4) Equals sale price less GAAP net book value, goodwill allocation and selling costs.
(5) Properties classified as held for sale as of December 31, 2014. During the three months ended December 31, 2014, goodwill of $69,000 and $41,000, respectively, was allocated to the cost basis of each property.
(6) Sold as a portfolio to a single buyer.
(7) Excludes NIH building in Bethesda, MD, which foreclosed on January 13, 2015. The Company elected to stop making debt service payments on the related loan with an outstanding balance of $53.8 million as of December 31, 2014.
(8) Loss on dispositions of real estate, net in the consolidated financial statements includes $76,000 of real estate disposition costs that are either not related to a single property or are residual disposition costs related to prior year dispositions.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 25

Q1 2015 SUPPLEMENTAL INFORMATION

Same Store Rental Revenue (unaudited, dollars in thousands)

The Company reviews the stabilized operating results from properties that were owned for the entirety of both the current and prior year reporting periods, referred to as "same store." The following tables show the Company's same store portfolio statistics, which included 2,524 properties acquired prior to January 1, 2014 and owned though March 31, 2015:

	Quarter Ended March 31,		Increase/(Decrease)
	2015	2014	$ Change	% Change
Base rental revenue	$137,544	$136,134	$1,410	1.0%

		Base Rental Revenue
	Number of	Quarter Ended March 31,		Increase/(Decrease)
	Properties	2015	2014	$ Change	% Change
Distribution	69	$19,903	$19,708	$195	1.0%
Industrial	5	464	464	—	—%
Office	100	34,285	33,775	510	1.5%
Restaurant	1,381	38,108	38,041	67	0.2%
Retail	964	44,721	44,083	638	1.4%
Other(1)	5	63	63	—	—%
	2,524	$137,544	$136,134	$1,410	1.0%
_______________________________________________
(1) Other properties includes billboards and parking lots.
Total portfolio property type diversification percentages are calculated using annualized rental revenue and same store property type diversification percentages are calculated using base rental revenue.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 26

Q1 2015 SUPPLEMENTAL INFORMATION

Top 10 Concentrations (unaudited, dollars in thousands)

Tenant Concentration	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	31	3,888,996	3.81%	$159,624	11.80%	B-
CVS	175	2,413,862	2.36%	52,096	3.85%	BBB+
Walgreens	123	1,785,789	1.75%	44,732	3.31%	BBB
Family Dollar	209	3,292,769	3.23%	36,025	2.66%	BBB-
Dollar General	406	3,755,764	3.68%	34,319	2.54%	BBB-
FedEx	55	3,346,465	3.28%	32,622	2.41%	BBB
General Service Administration	23	1,020,641	1.00%	23,674	1.75%	AA+
Albertson's	33	1,923,485	1.88%	23,633	1.75%	B
Citizens Bank	190	973,241	0.95%	22,865	1.69%	A-
AT&T	4	1,107,231	1.08%	20,092	1.49%	BBB+
	1,249	23,508,243	23.02%	$449,682	33.25%

Tenant Industry Concentration	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Other	412	6,798,810	6.66%	$253,787	18.75%
Manufacturing	68	18,664,404	18.27%	125,136	9.24%
Restaurants - Quick Service	995	4,321,012	4.23%	120,328	8.89%
Retail - Pharmacy	338	4,907,108	4.80%	110,581	8.17%
Retail - Discount	643	10,363,958	10.15%	94,578	6.99%
Finance	310	3,107,508	3.04%	66,330	4.90%
Professional Services	72	4,241,658	4.15%	59,858	4.42%
Retail - Grocery & Supermarket	85	5,509,316	5.39%	57,600	4.26%
Retail - Home & Garden	102	7,745,291	7.58%	57,070	4.22%
Logistics	63	4,800,451	4.70%	41,501	3.07%
	3,088	70,459,516	68.97%	$986,769	72.91%

Geographic Concentration	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	628	11,840,663	11.59%	$172,938	12.78%
Illinois	193	6,136,866	6.01%	81,768	6.04%
Florida	301	5,121,254	5.01%	80,058	5.91%
California	102	5,028,083	4.92%	75,710	5.59%
Georgia	226	4,891,036	4.79%	66,970	4.95%
Pennsylvania	175	5,799,747	5.68%	59,474	4.39%
Ohio	301	5,828,240	5.71%	56,737	4.19%
Indiana	147	5,972,034	5.85%	44,437	3.28%
North Carolina	187	3,965,560	3.88%	43,430	3.21%
Michigan	194	2,495,960	2.44%	39,771	2.94%
	2,454	57,079,443	55.88%	$721,293	53.28%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 27

Q1 2015 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Rental Revenue (unaudited, dollars in thousands)

Tenant	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	31	3,888,996	3.81%	$159,624	11.80%	B-
CVS	175	2,413,862	2.36%	52,096	3.85%	BBB+
Walgreens	123	1,785,789	1.75%	44,732	3.31%	BBB
Family Dollar	209	3,292,769	3.23%	36,025	2.66%	BBB-
Dollar General	406	3,755,764	3.68%	34,319	2.54%	BBB-
FedEx	55	3,346,465	3.28%	32,622	2.41%	BBB
General Service Administration	23	1,020,641	1.00%	23,674	1.75%	AA+
Albertson's	33	1,923,485	1.88%	23,633	1.75%	B
Citizens Bank	190	973,241	0.95%	22,865	1.69%	A-
AT&T	4	1,107,231	1.08%	20,092	1.49%	BBB+
BJ's Wholesale Club	4	2,223,069	2.18%	19,254	1.42%	B-
AON	8	1,203,066	1.18%	18,154	1.34%	A-
Petsmart	12	857,565	0.84%	17,610	1.30%	BB+
Goodyear	10	4,727,594	4.63%	16,550	1.22%	BB-
Tractor Supply	58	1,213,001	1.19%	15,709	1.16%	NR
Lowe's	15	2,012,864	1.97%	15,526	1.15%	A-
Wal-Mart	9	1,944,108	1.90%	14,608	1.08%	AA
Home Depot	12	2,161,832	2.12%	14,252	1.05%	A
Amazon	3	3,048,444	2.99%	14,159	1.05%	AA-
	1,380	42,899,786	42.02%	$595,504	44.02%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 28

Q1 2015 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, dollars in thousands)

Industry	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Accommodation & Food Services	1	9,513	—%	$228	—%
Administrative & Support Services	5	430,227	0.4%	4,054	0.3%
Agricultural	2	137,520	0.1%	1,245	0.1%
Education	4	1,287,500	1.3%	5,812	0.4%
Entertainment & Recreation	22	849,581	0.8%	15,807	1.2%
Finance	310	3,107,508	3.0%	66,330	4.9%
Government & Public Services	31	1,280,339	1.3%	30,996	2.3%
Healthcare	81	1,661,291	1.6%	30,229	2.2%
Information & Communications	17	1,309,268	1.3%	24,795	1.8%
Insurance	21	2,169,556	2.1%	40,876	3.0%
Logistics	63	4,800,451	4.7%	41,501	3.1%
Manufacturing	68	18,664,404	18.3%	125,136	9.2%
Mining & Natural Resources	16	744,933	0.7%	14,760	1.1%
Other Services	33	5,227,292	5.1%	19,242	1.4%
Professional Services	72	4,241,658	4.2%	59,858	4.4%
Real Estate	4	59,059	0.1%	936	0.1%
Rental	9	712,860	0.7%	6,734	0.5%
Restaurants - Other	412	6,798,810	6.7%	253,787	18.7%
Restaurants - Quick Service	995	4,321,012	4.2%	120,328	8.9%
Retail - Apparel & Jewelry	15	1,402,799	1.4%	15,311	1.1%
Retail - Automotive	167	1,197,391	1.2%	21,987	1.6%
Retail - Department Stores	13	964,516	0.9%	8,015	0.6%
Retail - Discount	643	10,363,958	10.2%	94,578	7.0%
Retail - Electronics & Appliances	23	701,381	0.7%	9,617	0.7%
Retail - Gas & Convenience	127	526,556	0.5%	27,186	2.0%
Retail - Grocery & Supermarket	85	5,509,316	5.4%	57,600	4.3%
Retail - Hobby, Books & Music	10	364,971	0.4%	3,615	0.3%
Retail - Home & Garden	102	7,745,291	7.6%	57,070	4.2%
Retail - Home Furnishings	39	452,995	0.4%	7,400	0.5%
Retail - Internet	3	3,048,444	3.0%	14,159	1.0%
Retail - Office Supply	4	76,493	0.1%	1,155	0.1%
Retail - Pet Supply	15	902,817	0.9%	18,444	1.4%
Retail - Pharmacy	338	4,907,108	4.8%	110,581	8.2%
Retail - Specialty (Other)	23	561,273	0.6%	6,163	0.5%
Retail - Sporting Goods	21	1,229,446	1.2%	14,401	1.1%
Retail - Warehouse Clubs	8	2,630,903	2.6%	22,368	1.7%
Transportation	1	49,920	0.1%	6	—%
Utilities	2	37,356	—%	812	0.1%
Other(1)	82	1,647,386	1.6%	445	—%
	3,887	102,133,102	100%	1,353,567	100%
_______________________________________________
(1) Includes billboard, construction in progress, license agreements, parking and vacant assets.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 29

Q1 2015 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, dollars in thousands)

Location	Number of Properties	Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
United States
Alabama	159	1,774,103	1.7%	$32,914	2.4%
Alaska	3	25,070	—%	774	0.1%
Arizona	87	2,409,771	2.4%	38,182	2.8%
Arkansas	103	1,027,467	1.0%	13,061	1.0%
California	102	5,028,083	4.9%	75,710	5.6%
Colorado	59	1,935,612	1.9%	29,233	2.2%
Connecticut	20	99,818	0.1%	2,840	0.2%
Delaware	12	106,658	0.1%	2,571	0.2%
District of Columbia	1	3,210	—%	44	—%
Florida	301	5,121,254	5.0%	80,058	5.9%
Georgia	226	4,891,036	4.8%	66,970	5.0%
Idaho	20	147,597	0.1%	4,444	0.3%
Illinois	193	6,136,866	6.0%	81,768	6.0%
Indiana	147	5,972,034	5.8%	44,437	3.3%
Iowa	54	1,621,488	1.6%	15,516	1.1%
Kansas	52	2,324,023	2.3%	16,013	1.2%
Kentucky	95	2,246,618	2.2%	27,325	2.0%
Louisiana	103	1,685,842	1.7%	23,909	1.8%
Maine	25	648,410	0.6%	8,547	0.6%
Maryland	35	869,272	0.9%	18,063	1.3%
Massachusetts	41	2,650,803	2.6%	31,111	2.3%
Michigan	194	2,495,960	2.4%	39,771	2.9%
Minnesota	48	585,633	0.6%	9,171	0.7%
Mississippi	81	1,843,066	1.8%	16,396	1.2%
Missouri	173	1,954,947	1.9%	27,931	2.1%
Montana	10	101,697	0.1%	1,785	0.1%
Nebraska	25	779,258	0.8%	13,566	1.0%
Nevada	33	753,105	0.7%	9,703	0.7%
New Hampshire	20	254,147	0.2%	4,398	0.3%
New Jersey	39	1,693,388	1.7%	37,347	2.8%
New Mexico	60	942,518	0.9%	14,578	1.1%
New York	95	1,822,441	1.8%	34,459	2.5%
North Carolina	187	3,965,560	3.9%	43,430	3.2%
North Dakota	12	200,818	0.2%	4,598	0.3%
Ohio	301	5,828,240	5.7%	56,737	4.2%
Oklahoma	90	2,142,210	2.1%	27,524	2.0%
Oregon	17	319,773	0.3%	4,430	0.3%
Pennsylvania	175	5,799,747	5.7%	59,474	4.4%
Rhode Island	14	214,079	0.2%	3,649	0.3%
South Carolina	128	3,396,513	3.3%	30,887	2.3%
South Dakota	11	132,424	0.1%	1,614	0.1%
Tennessee	135	3,481,093	3.5%	34,419	2.5%
Texas	628	11,840,663	11.6%	172,938	12.8%
Utah	14	142,598	0.1%	3,176	0.2%
Vermont	8	36,749	—%	734	0.1%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 30

Q1 2015 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (cont.) (dollars in thousands)

Location	Number of Properties	Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Virginia	120	2,134,301	2.1%	$38,218	2.9%
Washington	27	492,078	0.5%	11,835	0.9%
West Virginia	44	271,806	0.3%	6,911	0.5%
Wisconsin	87	1,483,395	1.5%	18,493	1.4%
Wyoming	11	70,058	0.1%	1,701	0.1%
Territories
Puerto Rico	3	87,550	0.1%	2,429	0.2%
Canadian Providences
Alberta	4	31,667	—%	1,912	0.1%
Manitoba	2	15,900	—%	827	0.1%
Ontario	11	77,885	0.1%	4,208	0.3%
Saskatchewan	2	16,800	—%	828	0.1%

	4,647	102,133,102	100.0%	$1,353,567	100.0%

Number of Properties by Region*

Canada: 19 Properties | 0.6%
PACIFIC NORTHWEST
88 Properties
1.8%
NORTHEAST
262 Properties
9.1%
MIDWEST
1,091 Properties
22.2%
MID-ATLANTIC
688 Properties
13.5%
PACIFIC SOUTHWEST
355 Properties
12.6%
SOUTHWEST
924 Properties
17.5%
SOUTHEAST
1,220 Properties
22.7%
PR

* As of 03/31/2015. Percentages based on annualized rental income.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 31

Q1 2015 SUPPLEMENTAL INFORMATION

Diversification: Property Building Type (unaudited, dollars in thousands)

Property Type	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Distribution	94	28,303,085	27.7%	$139,889	10.3%
Industrial	79	11,766,597	11.5%	67,231	5.0%
Multi-tenant retail	17	1,581,901	1.6%	22,951	1.7%
Office	163	16,722,877	16.4%	297,511	22.0%
Restaurant	2,171	11,069,825	10.8%	371,175	27.4%
Retail	2,086	31,676,527	31.0%	447,479	33.1%
Other(1)	37	1,012,290	1.0%	7,331	0.5%
	4,647	102,133,102	100.0%	$1,353,567	100.0%
_______________________________________________
(1) Includes billboard, construction in progress, land, parking and vacant assets.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 32

Q1 2015 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, dollars in thousands)

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2015	208	3,139,378	3.1%	$20,372	1.5%
2016	131	3,557,519	3.5%	34,122	2.5%
2017	257	5,072,303	5.0%	59,155	4.4%
2018	244	3,091,504	3.0%	40,928	3.0%
2019	190	3,376,090	3.3%	57,509	4.3%
2020	198	3,711,551	3.6%	46,988	3.5%
2021	163	11,060,347	10.9%	84,531	6.3%
2022	257	9,379,757	9.2%	79,743	5.9%
2023	231	6,553,566	6.4%	87,234	6.4%
2024	175	10,063,688	9.9%	125,527	9.3%
	2,054	59,005,703	57.9%	$636,109	47.1%

Annualized Rental Income Expiring as a Percentage of Total Portfolio

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 33

Q1 2015 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, dollars in thousands)

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

2015
Retail	8	30,853	—%	$193	—%
Office	51	1,057,314	1.0%	10,467	0.8%
Restaurant	127	494,594	0.5%	6,715	0.5%
Multi-Tenant Retail	18	93,264	0.1%	342	—%
Distribution	3	1,463,353	1.5%	2,650	0.2%
Industrial	—	—	—%	—	—%
Other(1)	1	—	—%	5	—%
Total 2015	208	3,139,378	3.1%	$20,372	1.5%

2016
Retail	12	95,769	0.1%	$1,119	0.1%
Office	14	741,182	0.7%	12,792	1.0%
Restaurant	78	364,638	0.4%	8,751	0.6%
Multi-Tenant Retail	19	111,794	0.1%	1,556	0.1%
Distribution	7	2,244,136	2.2%	9,885	0.7%
Industrial	—	—	—%	—	—%
Other(1)	1	—	—%	19	—%
Total 2016	131	3,557,519	3.5%	$34,122	2.5%

2017
Retail	101	615,899	0.6%	$14,143	1.1%
Office	28	1,407,093	1.4%	21,428	1.6%
Restaurant	86	605,535	0.6%	11,128	0.8%
Multi-Tenant Retail	32	152,947	0.1%	2,609	0.2%
Distribution	6	2,139,597	2.2%	9,268	0.7%
Industrial	3	151,232	0.1%	564	—%
Other(1)	1	—	—%	15	—%
Total 2017	257	5,072,303	5.0%	$59,155	4.4%
2018
Retail	75	964,985	0.9%	$13,895	1.0%
Office	12	341,746	0.3%	7,525	0.6%
Restaurant	114	418,260	0.5%	10,061	0.7%
Multi-Tenant Retail	29	303,159	0.3%	4,192	0.3%
Distribution	7	849,596	0.8%	4,002	0.3%
Industrial	6	213,758	0.2%	1,241	0.1%
Other(1)	1	—	—%	12	—%
Total 2018	244	3,091,504	3.0%	$40,928	3.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 34

Q1 2015 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, dollars in thousands)

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2019
Retail	57	1,354,979	1.3%	$15,459	1.1%
Office	17	1,050,459	1.0%	25,557	1.9%
Restaurant	89	473,664	0.5%	10,473	0.9%
Multi-Tenant Retail	23	207,914	0.2%	3,322	0.2%
Distribution	2	220,643	0.2%	2,212	0.2%
Industrial	2	68,431	0.1%	486	—%
Other(1)	—	—	—%	—	—%
Total 2019	190	3,376,090	3.3%	$57,509	4.3%

2020
Retail	84	1,112,623	1.1%	$14,397	1.1%
Office	19	1,679,306	1.6%	20,269	1.5%
Restaurant	77	300,155	0.3%	7,521	0.6%
Multi-Tenant Retail	12	132,146	0.1%	1,595	0.1%
Distribution	—	—	—%	—	—%
Industrial	5	478,921	0.5%	3,205	0.2%
Other(1)	1	8,400	—%	1	—%
Total 2020	198	3,711,551	3.6%	$46,988	3.5%

2021
Retail	65	1,335,429	1.3%	$20,390	1.6%
Office	17	1,692,582	1.7%	28,917	2.1%
Restaurant	54	199,650	0.2%	5,727	0.4%
Multi-Tenant Retail	9	118,230	0.1%	1,874	0.1%
Distribution	14	6,556,209	6.5%	23,721	1.8%
Industrial	4	1,158,247	1.1%	3,902	0.3%
Other(1)	—	—	—%	—	—%
Total 2021	163	11,060,347	10.9%	$84,531	6.3%

2022
Retail	157	2,130,780	2.1%	$28,422	2.1%
Office	9	665,954	0.7%	13,433	1.0%
Restaurant	55	370,553	0.4%	8,070	0.6%
Multi-Tenant Retail	5	66,053	0.1%	1,333	0.1%
Distribution	21	5,091,372	4.9%	21,779	1.6%
Industrial	10	1,055,045	1.0%	6,706	0.5%
Other(1)	—	—	—%	—	—%
Total 2022	257	9,379,757	9.2%	$79,743	5.9%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 35

Q1 2015 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, dollars in thousands)

Year of Expiration	Number of Leases Expiring	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2023
Retail	125	1,887,477	1.9%	$23,637	1.7%
Office	26	1,685,099	1.6%	36,382	2.7%
Restaurant	57	325,483	0.3%	7,194	0.5%
Multi-Tenant Retail	7	129,367	0.1%	2,615	0.2%
Distribution	9	2,230,423	2.2%	14,288	1.1%
Industrial	7	295,717	0.3%	3,118	0.2%
Other(1)	—	—	—%	—	—%
Total 2023	231	6,553,566	6.4%	$87,234	6.4%

2024
Retail	88	2,259,516	2.3%	$30,756	2.4%
Office	27	4,102,960	4.0%	73,636	5.4%
Restaurant	45	181,566	0.2%	5,449	0.4%
Multi-Tenant Retail	3	10,364	—%	205	—%
Distribution	6	1,939,889	1.9%	8,554	0.6%
Industrial	6	1,569,393	1.5%	6,927	0.5%
Other(1)	—	—	—%	—	—%
Total 2024	175	10,063,688	9.9%	$125,527	9.3%

Total 2015 - 2024	2,054	59,005,703	57.9%	$636,109	47.1%
_______________________________________________
(1) Includes billboards and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 36

Q1 2015 SUPPLEMENTAL INFORMATION

Unconsolidated Joint Venture Investment Summary (unaudited, dollars in thousands)

The following table shows certain information regarding the Company's interests in unconsolidated joint ventures as of March 31, 2015:

Joint Venture	Partner	Ownership %	Pro rata Share of Purchase Price	Rentable Square Feet (1)	Annualized Rental Income (1)	Debt (1) (2)	Major Tenants
Cole/Mosaic JV South Elgin IL, LLC	Affiliate of Mosaic Properties and Development, LLC	50%	$17,000	232,000	$2,973	$20,400	Home Depot, Best Buy
Chandler Festival SPE, LLC	Propstra Chandler Trust & RED Development, LLC	45%(3)	27,878	360,000	5,365	28,428	Nordstrom Rack, Buy Buy Baby, Ross, TJ Maxx
Chandler Village Center, LLC (AZ)	Propstra Chandler Trust & RED Development, LLC	45%(3)	13,316	130,000	2,445	20,370	Sports Authority, Bed Bath & Beyond, DSW
Cole/LBA JV OF Pleasanton CA	Affiliate of LBA Realty	90%	86,850	343,000	6,518	57,000	Clorox Companies
Chandler Gateway SPE, LLC	Propstra Chandler Trust & RED Development, LLC	45%(3)	12,884	260,000	2,348	18,091	Hobby Lobby, Wal-Mart
Cole/Faison JV Bethlehem GA, LLC	Faison-Winder Investors, LLC	90%	33,429	280,000	3,323	26,000	Publix, Belk
Total			$191,357	1,605,000	$22,972	$170,289

Company's aggregate interest					$14,915	$115,000
_______________________________________________

(1)	Rentable square feet, annualized rental income and debt represent information for the total unconsolidated joint venture.

(2)
Debt represents secured fixed and variable rates ranging from 2.05% to 6.15% and maturities ranging from July 2015 to July 2021, with a weighted-average interest rate of 3.69% as of March 31, 2015 and a weighted-average years to maturity of 2.2 years as of March 31, 2015.

(3)	Represents the Company's 90% interest in a consolidated joint venture, whose only assets are 50% interests in the respective unconsolidated joint ventures.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 37

Q1 2015 SUPPLEMENTAL INFORMATION

Red Lobster Portfolio Highlights (unaudited, dollars in thousands)

Red Lobster portfolio highlights

•	Purchased 522 properties in three transactions during 2014

•	The Red Lobster portfolio is made up of:

◦	502 properties under 11 master lease agreements

◦	20 properties under 20 individual leases

The table below represents key statistics of the Red Lobster portfolio:

Cash Cap Rate(3)	7.9%
EBITDAR coverage ratio(1)(3)	2.22
Rent as a percentage of sales(2)(3)	7.2%
Total purchase price(3)(4)	$1,591,988
Weighted average lease term (years)(3)	23.54
Annual contract rent increases	2%
Percent of portfolio constructed in last 10 years or remodeled in last five years(3)	84.9%
_______________________________________________
(1) EBITDAR coverage ratio is calculated as the aggregate trailing twelve months EBITDAR, which is defined as earnings before interest, taxes, depreciation and amortization and rent costs, divided by aggregate year one contract rent. EBITDAR was provided by the seller during the Company's due diligence process.
(2) Rent as a percentage of sales is calculated as aggregate year one contract rent, including any ground lease rent payments, divided by the trailing 12-months sales at time of acquisition, which was provided by the seller during the Company's due diligence process.
(3) Data is as of acquisition date.
(4) Excludes 20 restaurant properties acquired for an additional $96.9 million that do not operate under a Red Lobster affiliation.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 38

COLE
CAPITAL®

Cole Capital

Quarterly Supplemental Information
First Quarter 2015

FedEx
KOHL'S
FREEPORT-McMoRAN
Walgreens
Bass Pro Shops
Outpost
REDHEAD
BJ's
WHOLESALE CLUB
ENTRANCE

Owned By Cole Office & Industrial REIT (CCIT II), Inc.

Owned by Cole Credit Property Trust V, Inc.

Owned by Cole Credit Property Trust V, Inc.

Owned by Cole Credit Property Trust IV, Inc.

Owned By Cole Office & Industrial REIT (CCIT II), Inc.

Owned by Cole Credit Property Trust IV, Inc.

Delivering Net Results®

Q1 2015 SUPPLEMENTAL INFORMATION

Statements of Operations - Cole Capital (unaudited, in thousands)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Revenues:
Dealer manager fees, selling commissions and offering reimbursements	$3,117	$13,152	$21,535	$9,969	$42,453
Transaction service fees and reimbursements	10,260	20,550	24,423	15,116	4,867
Management fees and reimbursements	14,117	18,580	13,839	12,137	6,937
Total revenues	27,494	52,282	59,797	37,222	54,257
Expenses:
Reallowed fees and commissions	2,031	9,326	15,398	7,068	34,436
Acquisition related	459	3,362	—	—	—
Merger and other transaction related	—	23	19	1,423	504
General and administrative	17,736	31,036	17,265	22,035	20,831
Depreciation and amortization	8,353	7,050	25,077	24,774	14,359
Impairments	—	309,444	—	—	—
Total operating expenses	28,579	360,241	57,759	55,300	70,130
Total other income	1,219	2,011	179	110	16
Income (loss) before income and franchise taxes	134	(305,948)	2,217	(17,968)	(15,857)
(Provision for) benefit from income and franchise taxes	(220)	27,979	(1,131)	7,494	6,235
Net (loss) income	$(86)	$(277,969)	$1,086	$(10,474)	$(9,622)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 40

Q1 2015 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - Cole Capital (unaudited, in thousands)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Revenue	$27,494	$52,282	$59,797	$37,222	$54,257
Less: total operating expenses	28,579	360,241	57,759	55,300	70,130
Operating (loss) income	(1,085)	(307,959)	2,038	(18,078)	(15,873)
Total other income	1,219	2,011	179	110	16
Income (loss) before income and franchise taxes	134	(305,948)	2,217	(17,968)	(15,857)
(Provision for) benefit from income and franchise taxes	(220)	27,979	(1,131)	7,494	6,235
Net (loss) income	(86)	(277,969)	1,086	(10,474)	(9,622)
Adjustments:
Depreciation and amortization	8,353	7,050	25,077	24,774	14,359
Provision for (benefit from) income taxes	220	(27,979)	1,131	(7,494)	(6,235)
EBITDA	8,487	(298,898)	27,294	6,806	(1,498)
Management adjustments:
Impairments	—	309,444	—	—	—
Acquisition related	459	3,362	—	—	—
Merger and other non-routine transactions	—	23	19	1,423	504
Equity-based compensation	416	3,017	3,455	2,115	934
Normalized EBITDA	$9,362	$16,948	$30,768	$10,344	$(60)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 41

Q1 2015 SUPPLEMENTAL INFORMATION

Funds from Operations and Adjusted Funds from Operations - Cole Capital (unaudited, in thousands, except share and per share data)

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Net (loss) income	$(86)	$(277,969)	$1,086	$(10,474)	$(9,622)
FFO	(86)	(277,969)	1,086	(10,474)	(9,622)

Acquisition related	459	3,362	—	—	—
Merger and other non-routine transactions	—	23	19	1,423	504
Impairment of intangible assets	—	309,444	—	—	—
Amortization of management contracts	7,510	6,233	24,288	24,024	13,992
Deferred tax benefit	(3,972)	(33,324)	—	—	—
Equity-based compensation expense, net of forfeitures	416	3,017	3,455	2,115	934
Other amortization and non-cash charges	735	739	710	658	300
AFFO	$5,062	$11,525	$29,558	$17,746	$6,108

Weighted-average shares outstanding - basic	902,996,270	902,528,136	902,096,102	815,406,408	547,470,457
Effect of dilutive securities	26,157,663	29,629,740	44,970,255	52,613,117	51,151,928
Weighted-average shares outstanding - diluted	929,153,933	932,157,876	947,066,357	868,019,525	598,622,385

FFO per diluted share	$—	$(0.30)	$—	$(0.01)	$(0.02)
AFFO per diluted share	$0.01	$0.01	$0.03	$0.02	$0.01

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 42

Q1 2015 SUPPLEMENTAL INFORMATION

Net G&A (unaudited, in thousands)

In its capacity as advisor to the Managed Programs, Cole Capital incurs certain costs on behalf of the Managed Programs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the subsequent reimbursements as revenue. The following table presents the Cole Capital segment general administrative expenses, net of expense reimbursements from the Managed Programs:

	Three Months Ended
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Total consolidated general and administrative expenses	$33,106	$44,622	$30,213	$37,224	$55,369
Less: REI segment general and administrative expenses	15,370	13,586	12,948	15,189	34,538
Cole Capital general and administrative expenses	17,736	31,036	17,265	22,035	20,831
Less: Expense reimbursements from Managed Programs	3,715	7,807	7,718	4,640	5,478
Net Cole Capital G&A expense	$14,021	$23,229	$9,547	$17,395	$15,353

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 43

Q1 2015 SUPPLEMENTAL INFORMATION

Program Development Costs (unaudited, in thousands)

Cole Capital pays for organization, registration and offering expenses associated with the sale of common stock of the Managed Programs. The reimbursement of these expenses by the Managed Programs is limited to a certain percentage of the proceeds raised from their offerings, in accordance with their respective advisory agreements and charters. Such expenses paid by the Company on behalf of the Managed Programs in excess of these limits that are expected to be collected are recorded as program development costs on the balance sheet. The Company assesses the collectability of the program development costs, considering the offering period and historical and forecasted sales of shares under the Managed Programs' respective offerings and reserves for any balances considered not collectible.
The following table presents a rollforward of the program development costs balance:

Program Development Costs (1)
Balance, March 31, 2014	$3,553
Expenses incurred in excess of limits	5,218
Offering-related reimbursement revenue	(1,787)
Balance, June 30, 2014	6,984
Expenses incurred in excess of limits	15,191
Offering-related reimbursement revenue	(4,146)
Balance, September 30, 2014	18,029
Expenses incurred in excess of limits	10,173
Offering-related reimbursement revenue	(2,222)
Reserve for uncollectible amounts(2)	(13,109)
Balance, December 31, 2014	12,871
Expenses incurred in excess of limits	6,732
Offering-related reimbursement revenue	(591)
Reserve for uncollectible amounts(2)	(2,690)
Balance, March 31, 2015	$16,322
_______________________________________________
(1) Excludes INAV (as defined in the "Program Summary" of the Managed Programs section below), as expenses are recorded as incurred and revenue is recorded when reimbursement is received.
(2) Reserves for estimated uncollectible amounts are recorded as a general and administrative expense in the respective period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 44

Q1 2015 SUPPLEMENTAL INFORMATION

Managed Programs (unaudited, dollars in thousands)

Program Summary
The following table shows the Managed Programs' cumulative activity summary information from the respective program's offering commencement date through or as of March 31, 2015:

Program	Capital Raised (1)	DRIP (2)	Number of Investments (3)	Assets Under Management	Total Debt Outstanding
Open Programs:
Cole Credit Property Trust V, Inc. ("CCPT V")	$180,540	$3,003	103	$432,813	$290,552
Cole Real Estate Income Strategy (Daily NAV), Inc. ("INAV")	138,110	3,701	75	230,148	121,754
Cole Office & Industrial REIT (CCIT II), Inc. ("CCIT II")	259,674	4,994	23	646,516	431,874
Total Open Programs	578,324	11,698	201	1,309,477	844,180

Closed Programs:
Cole Credit Property Trust IV, Inc. ("CCPT IV")	2,915,961	159,576	814	4,175,817	1,629,649
Other Programs(4)	372,617	—	66	599,685	357,307
Total Closed Programs(5)	3,288,578	159,576	880	4,775,502	1,986,956

Total	$3,866,902	$171,274	1,081	$6,084,979	$2,831,136
_______________________________________________

(1)	New capital raised represents gross proceeds, excluding DRIP shares issued.

(2)	DRIP represents the value of DRIP shares issued based on the respective program's distribution reinvestment plan.

(3)	Number of investments includes properties owned through consolidated joint ventures.

(4)	Other Programs include tenant-in-common programs ("TIC"), Delaware statutory trust programs ("DST") and Cole Growth Opportunity Fund I, L.P. ("GOP").

(5)
Exclusive of Cole Corporate Income Trust, Inc. ("CCIT") which merged on January 29, 2015 with Select Income REIT. Prior to the sale, Cole Capital had raised gross proceeds of $2.0 billion including $82.0 million of DRIP, and managed $2.7 billion of assets on behalf of CCIT.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 45

Q1 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited)

Offering Summary
The following table shows offering summary information for the Managed Programs as of March 31, 2015:

Program	Primary Investment Strategy	Offering Commencement Date	% of Outstanding Shares Owned by ARCP	Offering Price/NAV	Annualized Distribution
CCPT V	Retail	3/17/2014	0.11%	$25.00	6.30%
INAV	Diversified	12/6/2011(1)	0.18%	(2) (3)	(3)
CCIT II	Office and industrial	9/17/2013	1.11%	$10.00	6.00%
Closed Programs(4)	Various	Prior to 2012	less than 0.01%	Various	Various
_______________________________________________

(1)
On August 26, 2013, INAV designated the existing shares of INAV's common stock that were sold prior to such date to be Wrap Class shares (“W Shares”) of common stock and registered two new classes of INAV common stock, Advisor Class shares (“A Shares”) and Institutional Class shares (“I Shares”). As the existing class of common stock, W Shares were first issued on December 6, 2011, A Shares were first issued on October 10, 2013 and I Shares were first issued on November 19, 2013.

(2)
The Net Asset Value for each share class ("NAV per share") is calculated daily as of the close of business using a process that reflects (i) estimated values of each of INAV's commercial real estate assets, related liabilities and notes receivable secured by real estate provided periodically by INAV's independent valuation expert in individual appraisal reports, (ii) daily updates in the price of liquid assets for which third party market quotes are available, (iii) accruals of INAV's daily distributions and (iv) estimates of daily accruals, on a net basis, of operating revenues, expenses, debt service costs and fees.

(3)	Calculated using a daily distribution rate per share and NAV per share, for each share class, as of the close of business on March 31, 2015:

Share Class	Date of Offering		NAV Per Share	Daily Distribution Rate	Annualized Distribution
W Shares	12/6/2011	(3)	$18.08	$0.002677842	5.41%
A Shares	10/10/13	(3)	$18.07	$0.002676705	5.41%
I Shares	11/19/13	(3)	$18.15	$0.002688506	5.41%

(4)	Includes CCPT IV, TIC programs, DST programs and GOP and excludes CCIT, as it merged with Select Income REIT on January 29, 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 46

Q1 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited)

Fee Summary
The following table shows fee summary information for Cole Capital for certain of the Managed Programs as of March 31, 2015:

	Offering Fees		Transaction Fees		Management Fees
Program	Selling Commissions (1)	Dealer Manager and Distribution Fees (2)	Acquisition Transactional Fees (3)	Disposition Fees	Asset Management / Advisory Fees		Performance Fees
Open Programs
CCPT V	7%	2%	2%	1%	0.65% - 0.75%	(5)	15%	(6)
INAV	(4)	(4)	—%	—%	0.90%		25%	(7)
CCIT II	7%	2%	2%	1%	0.65% - 0.75%	(5)	15%	(6)

Closed Programs
CCPT IV	7%	2%	2%	1%	0.65% - 0.75%	(5)	15%	(6)
Other Programs	N/A	N/A	Various	Various	Various		Various
_______________________________________________

(1)	The Company reallows 100% of selling commissions earned to participating broker-dealers.

(2)	The Company may reallow all or a portion of its dealer manager fee or applicable distribution fee to participating broker-dealers as a marketing and due diligence expense reimbursement.

(3)	Percent taken on gross purchase price.

(4)
In connection with the INAV offering, the Company will receive selling commissions, an asset-based dealer manager fee and/or an asset-based distribution fee, as summarized in the table below for each class of common stock:

Share Class	Selling Commission (1)	Dealer Manager Fee (2)	Distribution Fee (2)
W Shares	—	0.55%	—
A Shares	up to 3.75%	0.55%	0.50%
I Shares	—	0.25%	—

(5)	Annualized fee based on the average monthly invested assets.

(6)
Performance fee paid only under the following events: (i) if shares are listed on a national securities exchange; (ii) if the respective Managed Program is sold or the assets are liquidated; or (iii) upon termination of the advisory agreement. In connection with such events, the performance fee will only be earned upon the return to investors of their net capital invested and an 8% annual cumulative, non-compounded return (6% in the case of CCPT V).

(7)	Performance fee paid for any year in which the total return on stockholders' capital exceeds 6% per annum on a calendar year basis.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 47

Q1 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited, dollars in thousands)

Program Activity Summary
The following table shows the Managed Programs' activity summary information for the three months ended March 31, 2015:

Program	Capital Raised (1)	DRIP(2)	Number of Investments Acquired (3)	Purchase Price of Acquisitions (4)	Number of Investments Sold	Sales Price of Dispositions
Open Programs:
CCPT V	$8,268	$1,531	24	$47,968	—	$—
INAV	3,886	742	—	—	—	—
CCIT II	17,601	2,161	—	—	—	—
Total Open Programs	29,770	4,434	24	47,968	—	—

Closed Programs:
CCPT IV	—	27,647	55	177,846	—	—
Other Programs(5)	—	—	—	—	8	37,026
Total Closed Programs	—	27,647	55	177,846	8	37,026

Total	$29,770	$32,081	79	$225,814	8	$37,026
_______________________________________________

(1)	Capital raised represents gross proceeds, excluding DRIP shares issued.

(2)	DRIP represents the value of DRIP shares issued based on the respective program's distribution reinvestment plan.

(3)	Number of investments acquired includes properties owned through consolidated joint ventures.

(4)	Purchase price of properties includes pro rata share for consolidated joint ventures.

(5)
Includes TIC and DST programs and GOP and excludes CCIT which merged with Select Income REIT on January 29, 2015. Prior to the sale, Cole Capital had raised cumulative gross proceeds of $2.0 billion including $82.0 million of DRIP, and managed $2.7 billion of assets on behalf of CCIT.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 48

Q1 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited, dollars in thousands)

Revenue Summary
The following table shows revenue earned from the Managed Programs and CCIT for the three-month period ended March 31, 2015 by activity type (dollars in thousands):

Program	Offering Related Revenue and Reimbursements	Transaction Service Revenue and Reimbursements	Management Service Revenue and Reimbursements	Total Managed Programs Revenue and Reimbursements
Open Programs:
CCPT V	$899	$1,235	$1,001	$3,135
INAV	238	25	284	547
CCIT II	1,980	44	1,441	3,465
Gross revenue - Open Programs	3,117	1,304	2,726	7,147
Less:
Reallowed revenues	2,031	—	—	2,031
Reimbursements	626	309	489	1,424
Net Revenue - Open Programs	460	995	2,237	3,692

Closed Programs:
CCPT IV	—	3,734	9,074	12,808
Other Programs	—	851	421	1,272
Gross revenue - Closed Programs	—	4,585	9,495	14,080
Less:
Reimbursements	—	241	1,690	1,931
Net Revenue - Closed Programs	—	4,344	7,805	12,149

CCIT Net Revenue (1)	—	4,350	1,557	5,907

Total Net Revenue	$460	$9,689	$11,599	$21,748
_______________________________________________

(1)	CCIT merged with Select Income REIT on January 29, 2015. Amounts represent fees earned prior to sale, including $4.4 million of disposition fees.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 49

Q1 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited, dollars in thousands)

The following tables present the primary revenue drivers and Net Revenue earned by activity type for the Managed Programs and CCIT:

	Three Months Ended				Period from the Cole Acquisition Date to March 31, 2014
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Offering-related revenue
Capital raised (excluding DRIP)	$29,770	$128,282	$218,270	$113,241	$452,956

Securities commissions	$1,775	$8,030	$13,369	$6,108	$29,517
Dealer manager fees	696	2,551	4,086	1,909	8,952
Distribution fees	20	18	13	3	—
Reimbursement revenue	626	2,553	4,067	1,949	3,984
Gross offering-related revenue	3,117	13,152	21,535	9,969	42,453
Less:
Reallowed securities commissions	1,775	8,030	13,369	6,108	29,517
Reallowed dealer manager and distribution fees	256	1,296	2,029	960	4,919
Reimbursement revenue	626	2,553	4,067	1,949	3,984
Net offering-related revenue	$460	$1,273	$2,070	$952	$4,033

	Three Months Ended				Period from the Cole Acquisition Date to March 31, 2014
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Transaction service revenue
Purchase price of acquisitions(1)	$225,319	$942,818	$1,111,900	$754,612	$235,275

Acquisition fees	$4,488	$18,558	$22,897	$14,396	$4,559
Performance fees	—	—	—	—	—
Disposition fees	5,201	172	74	—	—
Reimbursement revenue	571	1,820	1,452	720	308
Gross transaction service revenue	10,260	20,550	24,423	15,116	4,867
Less:
Reimbursement revenue	571	1,820	1,452	720	308
Net transaction service revenue	$9,689	$18,730	$22,971	$14,396	$4,559

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 50

Q1 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited, dollars in thousands)

	Three Months Ended				Period from the Cole Acquisition Date to March 31, 2014
	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Management service revenue
Assets under management	$6,084,979	$8,563,540	$7,705,703	$6,565,984	$5,976,257

Asset and property management and leasing fees	$421	$374	$428	$538	$441
Advisory and performance fee revenue	11,178	14,772	11,212	9,628	5,293
Reimbursement revenue	2,518	3,434	2,199	1,971	1,203
Gross management service revenue	14,117	18,580	13,839	12,137	6,937
Less:
Reimbursement revenue	2,518	3,434	2,199	1,971	1,203
Net management service revenue	$11,599	$15,146	$11,640	$10,166	$5,734
_______________________________________________

(1)	Purchase price of properties includes pro rata share for consolidated joint ventures.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 51

Q1 2015 SUPPLEMENTAL INFORMATION

Managed Programs (cont.) (unaudited, dollars in thousands)

The following tables show the activity performed on behalf of the Managed Programs since 2009:

Source: Robert A. Stanger & Co., Inc.; Represents aggregate capital raised, excluding DRIP, on behalf of the Managed Programs.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 52

Q1 2015 SUPPLEMENTAL INFORMATION

Definitions

Annualized Rental Income is  rental income under our leases reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, which includes the effect of tenant concessions such as free rent, as applicable.

Assets under Management and Gross Real Estate and Related Assets represent total gross real estate and related assets, including net investments in unconsolidated entities, investment in direct financing leases, investment securities and loans held for investment, net of gross intangible lease liabilities.

Base Rental Revenue includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and excludes GAAP adjustments, such as straight-line rent and amortization of above market lease assets and below market lease liabilities.

Cash Cap Rate equals the estimated future 12-month NOI at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate.

EBITDA and Normalized EBITDA

Normalized EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude one time items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangible, straight-line rental revenue, unrealized gains or losses on derivatives, amortization of intangibles, deferred financing costs, above and below market lease amortization as well as equity based compensation. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. The Company believes that Normalized EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of the Company's business segments, although it does not represent net income that is computed in accordance with GAAP. Therefore, Normalized EBITDA should not be considered as an alternative to net income or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies.

Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt.

Fixed Charge Coverage Ratio is the sum of (i)interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of of deferred financing costs, premiums and discounts, (ii) secured debt principal amortization and (iii) dividends attributable to preferred shares divided by Normalized EBITDA.

Funds from Operations and Adjusted Funds from Operations
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a measure known as funds from operations ("FFO"), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO, a non-GAAP supplemental financial performance measure, is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to our net income or loss as determined under U.S. GAAP.
NAREIT defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on real estate including pro rata share of adjustments for unconsolidated partnerships and joint ventures. Our FFO calculation complies with NAREIT's policy described above.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 53

Q1 2015 SUPPLEMENTAL INFORMATION

Definitions (cont.)

In addition to FFO, we use Adjusted Funds From Operations ("AFFO") as a non-GAAP supplemental financial performance measure to evaluate the operating performance of our company. AFFO, as defined by our Company, excludes from FFO one time items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangible, straight-line rental revenue, unrealized gains or losses on derivatives, amortization of intangibles, deferred financing costs, above and below market lease amortization as well as equity based compensation. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time, including after we cease to acquire properties on a frequent and regular basis. AFFO also allows for a comparison of the performance of our operations with other traded REITs that are not currently engaging in acquisitions and mergers, as well as a comparison of our performance with that of other traded REITs, as AFFO, or an equivalent measure, is routinely reported by traded REITs, and we believe often used by analysts and investors for comparison purposes.
For all of these reasons, we believe FFO and AFFO, in addition to net loss and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of our company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net loss or to cash flows from operating activities, and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs.
AFFO may provide investors with a view of our future performance and future dividend policy. However, because AFFO excludes items that are an important component in an analysis of the historical performance of a property, AFFO should not be construed as a historic performance measure. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions contemplated to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.
Implied Equity Market Capitalization equals common shares of common stock outstanding, excluding restricted stock awards, multiplied by the closing sale price of the Company's stock as reported on the NASDAQ Global Select Market.
Interest Coverage Ratio reflects interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of of deferred financing costs, premiums and discounts divided by Normalized EBITDA.
Investment Grade is a determination made by major credit rating agencies and, for these purposes, includes a parent of an entity with an investment-grade rating.
Net Debt is a calculation to show the Company's outstanding principal balance, excluding certain GAAP adjustments, such as premiums and discounts, less all cash and cash equivalents.
Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Assets
Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four.
Net G&A Expense
Cole Capital incurs certain costs on behalf of the Managed Programs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the subsequent reimbursements as revenue. We believe Net G&A Expense is a helpful supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 54

Q1 2015 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents rental and other property income and tenant reimbursement income less property operating expenses. NOI excludes income from discontinued operations, interest expense, depreciation and amortization, general and administrative expenses, merger related compensation and merger and acquisition related expenses. Cash NOI excludes the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to net income. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies.
Net Revenues
Cole Capital incurs certain costs on behalf of the Managed Programs, which are reimbursable. In accordance with GAAP, Cole Capital records the reimbursement of these costs as fee and commission revenue and as reimbursement revenue and records the expense in reallowed fees and commissions and general and administrative expenses. We believe Net Revenues is a helpful supplemental measure in determining the effective revenue earned by the Company, eliminating any gross up presentation required by GAAP.
Non-Cash Rent is rent adjustments related to straight-line rent and above- and below- market lease amortization.
Normalized EBITDA includes full-year real estate activities adjusted for mid-period acquisitions, normalized full-year activity for Cole Capital, less cash general and administrative expenses and property operating expenses.
Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Weighted Average is an average in which each quantity to be averaged is assigned a weight.
Weighted Average Portfolio Credit Rating is the weighted average of all tenant credit ratings in the fund.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
American Realty Capital Properties, Inc. | WWW.ARCPREIT.COM | 55